Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE
Trinity Industries, Inc. Announces the U.S. Supreme Court Declines to Review Fifth
Circuit Court of Appeals Ruling

DALLAS - January 7, 2019 - Trinity Industries, Inc. (NYSE: TRN) (“Trinity” or the “Company”) announced today that the United States Supreme Court has denied Joshua Harman’s request to review the Fifth Circuit Court of Appeals’ holding that the company did not violate the False Claims Act regarding the ET Plus® highway end terminal system. This ruling further confirms the company’s long-standing belief that no fraud was committed. The Supreme Court’s denial of Mr. Harman’s petition ends this case.

Please refer to Note 18 to the financial statements in Trinity’s Form 10-Q for the period ended September 30, 2018, for additional information about Joshua Harman, on behalf of the United States of America, Plaintiff/Relator v. Trinity Industries, Inc., Defendant and the Company’s highway products and other litigation.

Information from the FHWA pertaining to the ET Plus® System may be found at: http://www.fhwa.dot.gov/guardrailsafety/. For additional facts and product information related to the ET Plus® System may be found at: www.etplusfacts.com

About Trinity Industries
Trinity Industries, Inc., headquartered in Dallas, Texas, owns businesses that are leading providers of rail transportation products and services in North America. Our rail-related businesses market their railcar products and services under the trade name TrinityRail®. The TrinityRail integrated business platform provides railcar manufacturing, maintenance and modifications, as well as railcar leasing and management services. Trinity also owns businesses engaged in the manufacture of products used on the nation’s roadways and in traffic control, as well as logistical and transportation businesses that provide support services to a variety of industrial manufacturers. Trinity reports its financial results in three principal business segments: the Rail Group, the Railcar Leasing and Management Services Group, and the All Other Group. For more information, visit: www.trin.net.

Trinity Highway Products, LLC is a subsidiary of Trinity Industries, Inc.

Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-

looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

Investor Contact:
Jessica L. Greiner
Vice President, Investor Relations and Communications
Trinity Industries, Inc.
(Investors) 214/631-4420

Media Contact:
Jack Todd
Vice President, Government Relations
Trinity Industries, Inc.
(Media Line) 214/589-8909